1Q26 Earnings Presentation May 7, 2026

Disclaimer and Forward-Looking Statements The guidance provided in this presentation is based on information available as of May 7, 2026 and management's review of the anticipated financial results for 2026. Such guidance remains subject to change based on management's ongoing review of the Company's 2026 results and is a forward-looking statement (see below). Kingstone assumes no obligation to update this guidance. The actual results may be materially different and are affected by the risk factors and uncertainties identified in this presentation and in Kingstone's annual and quarterly filings with the Securities and Exchange Commission. This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, may be forward-looking statements. These statements are based on management’s current expectations and are subject to uncertainty and changes in circumstances. These statements involve risks and uncertainties that could cause actual results to differ materially from those included in forward-looking statements due to a variety of factors. For more details on factors that could affect expectations, see Part I, Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2025, filed with the Securities and Exchange Commission. Forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause our actual results, performance or achievements, or industry results, to differ materially from our expectations of future results, performance or achievements expressed or implied by these forward-looking statements. These forward-looking statements may not be realized due to a variety of factors. The risks and uncertainties include, without limitation, the following: the risk of significant losses from catastrophes and severe weather events; risks related to the lack of a financial strength rating from A.M. Best; risks related to limitations on the ability of our insurance subsidiary to pay dividends to us; adverse capital, credit and financial market conditions; risks related to volatility in net investment income; the unavailability of reinsurance at current levels and prices; the exposure to greater net insurance losses in the event of reduced reliance on reinsurance; the credit risk of our reinsurers; the inability to maintain the requisite amount of risk-based capital needed to grow our business; the effects of climate change on the frequency or severity of weather events and wildfires; risks related to the limited market area of our business; risks related to a concentration of business in a limited number of producers; legislative and regulatory changes, including changes in insurance laws and regulations and their application by our regulators; the effects of competition in our market areas; our reliance on certain key personnel; risks related to security breaches or other attacks involving our computer systems or those of our vendors; and our reliance on information technology and information systems; and the uncertainty relating to our geographic diversification strategy in entering the California market and other markets. Kingstone undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. 2

Kingstone at a Glance

FY2025 foundation with 2026 growth and profitability guidance reaffirmed

$278M
Direct Premiums Written[1]
+15% YoY; +39% since 2023

74.4%
Underlying Combined Ratio[1]
–30 pts from 2022

57%
Select Policies in Force (PIF)
vs. 45% one year ago

$8.28
Book Value Per Share
+75% YoY

Kingstone is a regional property and casualty insurance holding company delivering tailored homeowners insurance solutions through its sophisticated product suite, Select, supported by a scalable and efficient operating platform that enables the Company to pursue significant market opportunities and strategic expansion. KICO was the 11th largest writer of homeowners insurance in New York in 2025 and is also licensed in New Jersey, Rhode Island, Massachusetts, Connecticut, Pennsylvania, New Hampshire, and Maine.



$2.88
Net Income Per Share–Diluted
+95% YoY

30.0%
Net Expense Ratio
-11 pts from FY21

43.0%
FY2025 Return on Equity
Record profitability

$500M
DPW Target by 2029
~2x from FY25

3

[1] These are non-GAAP financial measures. See Appendix: "Definitions and Non-GAAP Measures" and press release dated March 5, 2026, for reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measures.

4 First Quarter 2026 Results ($ in thousands, except per share data) Q1 2026 Q1 2025 Change Net premiums earned $55,869 $43,523 28.4% Direct premiums written¹ $69,603 $58,175 19.6% Net combined ratio 112.0% 93.7% 18.3 pts Catastrophe loss ratio1 26.0% 1.7% 24.3 pts Underlying combined ratio (ex-cat, ex-PYD)¹ 88.3% 93.4% (5.1) pts Net (loss) income $(5,808) $3,883 (249.6)% Net (loss) income per share — diluted $(0.40) $0.27 (248.1)% Operating net (loss) income per share — diluted¹ $(0.35) $0.17 (305.9)% Return on equity — annualized (19.6)% 20.8% (40.4) pts • Q1 2026: Net premiums earned grew 28% to $55.9M, driven by 20% direct premiums written growth1 • Q1 2026: Net loss of $5.8M; diluted EPS of $(0.40) (operating EPS1 of $(0.35)) • Q1 2026: GAAP net combined ratio of 112.0%, including 26.0 points of CAT losses from eleven winter catastrophe events in the Northeast U.S. • Q1 2026: Underlying combined ratio1 improved 5.1 pts YoY to 88.3% • FY 2026: Reaffirms FY 2026 guidance 1 These are non-GAAP financial measures. See Appendix: “Definitions and Non-GAAP Measures” and press release dated May 7, 2026 for reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measures.

5 Five Reinforcing Pillars Drive Durable Profitable Growth Execution • Structural improvements in risk selection, operating model, and claims organization • Multi-year track record of disciplined growth alongside meaningful combined ratio improvement • Track record of executing with discipline and managing catastrophe exposure prudently Select Product • 60% of policies in force, up from 57% one year ago • Low non-catastrophe loss frequency, higher average premium and continued discipline in underwriting driving sustainable underlying loss ratio improvement Operating Efficiency • Net expense ratio reduced 10 points since 2021, with further opportunity with scale • Quota share retention reduction from 16% to 5% to reflect confidence in book quality, increasing earnings retention Distribution • FY25 Direct Premiums Written1 of $277.8 million, an increase of 15%; $500 million target by 2029 • Continued growth in New York, measured expansion into new markets, and opportunistic absorption of exiting carriers’ books Capital Strength • No debt at the holding company; conservative balance sheet supports disciplined growth initiatives • $440 million catastrophe reinsurance program with $5 million maximum first-event retention • Consecutive quarterly dividends supported by strong cash generation from operations 1 This is a non-GAAP financial measure. See Appendix: “Definitions and Non-GAAP Measures” and press release dated March 5, 2026, for reconciliation of this non-GAAP financial measure to the most directly comparable GAAP measure.

6 Underlying Performance Remains Strong; 1Q26 Combined Ratio Pressured by Elevated Catastrophe Losses 68% 65% 59% 47% 39% 49% 62% 39% 44% 35% 56% 7% 7% 5% 1% 2% 0% 2% 1% 0% 2% 26% 36% 33% 31% 31% 33% 30% 31% 33% 28% 28% 30% 113.3% 105.3% 93.3% 78.2% 72.0% 78.5% 93.7% 71.5% 72.7% 64.2% 112.0% FY22 FY23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 Attritional Loss Ratio Cat Loss Ratio Expense Ratio 100% Breakeven

7 Select Delivers ~33% Lower Claim X-Cat Frequency at 60% Policies in Force (PIF) Penetration 0% 1% 2% 3% 4% 5% 6% C la im F re q u e n cy - R e p o rt e d Legacy RB Select Total All Products Total 60% PIF Penetration vs. 57% one year ago 1Source: Kingstone Select vs. Legacy Analysis, NY HO ex-catastrophe, Q1 2022 through Q1 2026 ~33% Lower Claim X-Cat Frequency Select vs. Legacy1 Proprietary Underwriting Platform Driving Superior Loss Performance

8 Net Expense Ratio Reduction of 10 Points Since 2021 40.6% 36.0% 32.9% 31.3% 30.0% 31.3% 30.4% 2021 2022 2023 2024 2025 1Q25 1Q26 30.0% FY2025 Net Expense Ratio vs. 31.3% prior year 30.4% Q1 2026 Net Expense Ratio vs. 31.3% Prior year quarter 10pts Cumulative Improvement Since 2021 (40.6%)

9 Reinsurance & Risk Management $440M Total Reinsurance Tower ~$5M Company Retention (first event) Reinsurance Program Structure Property Catastrophe Excess of Loss: $440M tower with $5M first event retention for winter storm and hurricane losses 2026 treaty year: NY personal lines quota share (QS) reduced from 16% to 5%, increasing earnings retention (~$0.20 EPS benefit); 30% QS on new CA book limits net exposure during ramp-up Excess of Loss (per risk): Individual risk attachment @$825K Historical average cat load: 7.1 pts (6-year avg); FY2025 actual: 1.2 pts

10 Balance Sheet & Capital Allocation Strong Capital Position Supporting Growth $114.5M Total Equity vs. $82.2M Q1'25 (+39% YoY) Zero Net Debt At the Holding Company $93.3M Insurance Subsidiary Surplus Well in excess of regulatory requirements $7.70 BVPS (Diluted) +38% YoY | $8.25 ex-AOCI (+32% YoY) $313.4M Total Investments Portfolio yield 4.3% (+60 bps YoY) $0.05 Quarterly Dividend 4th consecutive quarter

11 Growth Drivers Multiple Levers for Premium Expansion Adirondack / Mountain Valley $29M Incremental Direct Premiums Written • Two carriers exiting New York created an opportunity for Kingstone to immediately add premium in 2H24 • Policies re-underwritten through Select platform for loss ratio improvement • Retention and renewal economics continue to accelerate through 2026 Guard Renewal Rights ~$800K/mo. Run-Rate Premium • Acquired renewal rights to Guard Insurance Group personal lines book • Ongoing contribution through 2028 with renewal economics • ~$5M incremental DPW added in FY2025; $25–$30M total expected from Guard's withdrawal

12 FY25 and Projected FY26 Direct Premiums Written1 $242M $44M $5M $278M ($13)M FY24 DPW Organic / Rate GUARD Legacy Runoff FY25 DPW Organic / Rate Expansion States GUARD Legacy Runoff FY26 DPW 16% to 20% growth (Projected) 1 These are non-GAAP financial measures. See Appendix: “Definitions and Non-GAAP Measures” and press release dated March 5, 2026, for FY24 and FY25 reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measures.

13 NY Core + Multi-State Expansion Supports the Path to $500M DPW1 Target by 2029 $201M $200M $242M $278M $322-$333M $418M $489M $563M $0M $100M $200M $300M $400M $500M $600M FY22 FY23 FY24 FY25 FY26P FY27P FY28P FY29P New York All Other 1 These are non-GAAP financial measures. See Appendix: “Definitions and Non-GAAP Measures” and press release dated March 5, 2026, for FY24 and FY25 reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measures.

FY2026 Guidance Embeds Conservative Cat Assumptions

Guidance Metric	FY26E	FY25 Actual
Direct premiums written growth[1,4]	16% – 20%	14.8%
Net combined ratio	**81% – 86%**	**75.0%**
Underlying Combined Ratio (ex-CAT, ex-PYD) [1,2]	74% – 76%	74.4%
Catastrophe loss ratio [3]	7% – 10%	1.2%
Net income per share — diluted	**$2.20 – $2.90**	**$2.88**
Return on equity	**24% – 30%**	**43.0%**
Prior-year reserve development	None assumed	0.6 pts fav.

Key Modeling Assumptions	Value
Assumed effective tax rate	~21%
Weighted Average diluted shares outstanding	~14.8 million

[1] These are non-GAAP financial measures. See Appendix: "Definitions and Non-GAAP Measures" and the tables included in our press release dated March 5, 2026 for FY25 reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measures and the reasons management uses each measure.

[2] The Underlying Combined Ratio is a non-GAAP measure. It is computed as the sum of the underlying loss ratio (which is a non-GAAP measure) and the net underwriting expense ratio. The underlying loss ratio excludes catastrophe losses and prior-year reserve development from the GAAP net loss ratio. The most directly comparable GAAP measure is the net combined ratio. Refer to the section entitled "Definitions and Non-GAAP Measures" included in our press release dated May 7, 2026 for definitions and reconciliations of non-GAAP financial measures. A reconciliation of the 2026 estimate of Underlying Combined Ratio to the GAAP net combined ratio is not provided because the Company is unable to predict catastrophe losses and prior-year reserve development with reasonable certainty without unreasonable efforts. These items could materially impact the GAAP measure.

[3] The catastrophe loss ratio estimate for 2026 of 7% to 10% is at or above the Company's six-year historical average of 7.1% (2019–2024) and gives effect to the elevated winter storm activity experienced in the first quarter of 2026. Catastrophe losses are reported net of reinsurance recoveries and include loss adjustment expenses. The Company defines catastrophe events consistent with PCS industry designations.

[4] Guidance for the most comparable GAAP measure, net premiums earned, is not provided because net premiums earned is an output of multiple variables including direct written premium growth, quota share cession rates, and premium earning patterns, several of which are not within the Company's direct control, therefore the Company is unable to predict such variables with reasonable certainty without unreasonable efforts.

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15 Strong Track Record with Clear Projected Trajectory $201 $200 $242 $278 $322-$333 2022 2023 2024 2025 2026E 68% 65% 48% 44% 36% 33% 31% 30% 104.2% 98.2% 79.5% 74.4% 74%-76% 0 2022 2023 2024 2025 2026E Attritional Expense Total ($2.12) ($0.57) $1.48 $2.88 $2.20-$2.90 2022 2023 2024 2025 2026E (40.3%) (17.5%) 36.3% 43.0% 24%-30% 2022 2023 2024 2025 2026E Direct Premiums Written 1 Underlying Combined Ratio1 Net Income per Diluted Share Return on Equity 1 These are non-GAAP financial measures. See Appendix: “Definitions and Non-GAAP Measures” and press release dated March 5, 2026, for FY24 and FY25 reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measures.

16 Executive Management Team Meryl S. Golden President & CEO 30+ years Joined 2019 as COO; appointed CEO Oct 2023 Progressive · Liberty Mutual · Earnix · Bridgewater Randy L. Patten Vice President & CFO 25+ years Joined Aug 2025; led finance through NEXT Insurance's $2.6B acquisition NEXT Insurance · United Fire Group · Transamerica Sarah (Minlei) Chen SVP, Chief Actuary & Head of Product Mgmt 10+ years Joined Nov 2020; product development and actuarial pricing Homesite · Plymouth Rock · Travelers David Fernandez SVP & Chief Claims Officer 25+ years Joined Nov 2023; led 1,000+ claims professionals at prior carriers Progressive · Liberty Mutual · Point32Health 90+ Years Combined Insurance Leadership

17 Appendix

18 Appendix: Definitions and Non-GAAP Measures Direct Premiums Written (DPW) Total premiums written during the period, before ceding any to reinsurers. Net Premiums Written (NPW) Direct premiums written less ceded premiums; reflects premiums retained on a written basis. Net Premiums Earned (NPE) Net premiums written adjusted for unearned premiums; earned ratably over the policy period. Net Loss Ratio Net losses and LAE divided by net premiums earned. Primary measure of underwriting profitability. Net Expense Ratio Net underwriting expenses divided by net premiums earned. Measures operational efficiency. Net Combined Ratio Net loss ratio plus net expense ratio. Below 100% indicates underwriting profit. Underlying Combined Ratio Net combined ratio ex-catastrophes and prior-year development. Measures core underwriting performance. Attritional or Underlying Loss Ratio Net loss ratio ex-catastrophes and prior-year development; also called the underlying or ex-cat loss ratio. Catastrophe (CAT) Loss Ratio Losses from ISO/PCS-designated catastrophe events divided by net premiums earned. Operating Net (Loss) Income Net (loss) income excluding after-tax realized investment gains/losses and other non-recurring items. Return on Equity (ROE) Net (loss) income divided by average stockholders' equity; Operating ROE excludes non-recurring items.

Consolidated Financial Results

($ in thousands, except per share data)	1Q26	1Q25	Change
Net premiums earned	$55,869	$43,523	28.4%
Direct premiums written[1]	$69,603	$58,175	19.6%
Policies in force, at period end	82,406	76,905	7.2%
Net investment income	$3,338	$2,049	62.9%
Net gains (losses) on investments	($1,015)	($138)	NM
Gain on sale of real estate	$—	$1,966	NM
Net loss ratio	81.6%	62.4%	19.2 pts
Net underwriting expense ratio	30.4%	31.3%	(0.9) pts
Net combined ratio	112.0%	93.7%	18.3 pts
Net loss ratio	81.6%	62.4%	19.2 pts
Catastrophe loss ratio[1]	26.0%	1.7%	24.3 pts
Net loss ratio excluding the effect of catastrophes[1]	55.6%	60.7%	(5.1) pts
Effect of prior-year favorable reserve development	(2.3)%	(1.4)%	(0.9) pts
Underlying loss ratio[1]	57.9%	62.1%	(4.2) pts
Net (loss) income	$(5,808)	$3,883	(249.6)%
Net (loss) income per share — basic	$(0.40)	$0.29	(237.9)%
Net (loss) income per share — diluted	$(0.40)	$0.27	(248.1)%
Return on equity — annualized	(19.6)%	20.8%	(40.4) pts
Other comprehensive income (loss), net	$(2,055)	$2,223	(192.4)%
Operating net (loss) income[1]	$(5,006)	$2,439	(305.2)%
Operating net (loss) income per share — basic[1]	$(0.35)	$0.18	(294.4)%
Operating net (loss) income per share — diluted[1]	$(0.35)	$0.17	(305.9)%
Book value per share (diluted)	$7.70	$5.57	38.2%
Book value per share excl. AOCI (diluted)	$8.25	$6.24	32.2%

[1] These are non-GAAP financial measures. In this Appendix, see section entitled "Definitions and Non-GAAP Measures" and the tables included in our press release dated May 7, 2026 for reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measures and the reasons management uses each measure.

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2 0 20 Income Statement ($ in thousands, except per share data) 1Q26 (Unaudited) 1Q25 (Unaudited) Revenues Net premiums earned $55,869 $43,523 Ceding commission revenue 1,404 2,959 Net investment income 3,338 2,049 Net gain/(loss) on investments (1,015) (138) Gain on sale of real estate — 1,966 Other income 181 140 Total revenues 59,776 50,499 Expenses Loss and loss adjustment expenses 45,574 27,175 Commission expense 10,195 9,313 Other underwriting expenses 8,361 7,405 Other operating expenses 2,261 1,036 Depreciation and amortization 716 624 Interest expense 70 227 Total expenses 67,177 45,780 Income (loss) from operations before taxes (7,401) 4,718 Income (loss) tax expense (benefit) (1,593) 836 Net income (loss) $(5,808) $3,883 Other comprehensive income (loss), net of tax $(2,055) $2,223 Comprehensive income (loss) $(7,864) $6,106 Earnings (loss) per common share: Basic $(0.40) $0.29 Diluted $(0.40) $0.27 Weighted average shares: Basic 14,453,747 13,472,404 Diluted 14,453,747 14,272,502 Dividends declared per share $0.05 $—

21 ($ in thousands) 31-Mar-26 (Unaudited) 31-Dec-25 Assets Fixed-maturity securities, held-to-maturity $6,041 $6,042 Fixed-maturity securities, available-for-sale 293,800 289,037 Equity securities, at fair value 9,840 10,057 Other investments 3,757 4,552 Total investments 313,438 309,689 Cash and cash equivalents 11,355 12,179 Premiums receivable, net 19,028 21,012 Reinsurance receivables, net 57,997 58,997 Prepaid reinsurance 4,935 2,142 Deferred policy acquisition costs 27,800 27,867 Intangible assets 500 500 Property and equipment, net 8,018 7,898 Deferred income taxes, net 6,319 4,180 Other assets 15,949 8,962 Total assets $465,339 $453,425 Liabilities Loss and loss adjustment expense reserves $171,749 $140,539 Unearned premiums 153,643 154,028 Advance premiums 5,897 4,003 Reinsurance balances payable 4,775 5,232 Deferred ceding commission revenue 2,818 8,363 Accounts payable, accrued expenses and other liabilities 4,985 11,254 Income taxes payable 2,844 2,835 Debt, net 4,123 4,440 Total liabilities 350,835 330,694 Stockholders’ Equity Common stock 160 159 Capital in excess of par 99,983 99,625 Accumulated other comprehensive loss (8,137) (6,082) Retained earnings 28,066 34,597 Treasury stock (5,568) (5,568) Total stockholders’ equity $114,505 $122,731 Total liabilities and stockholders' equity $465,339 $453,425 Balance Sheet